UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 22, 2009

POLO RALPH LAUREN CORPORATION
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)
001-13057	13-2622036
(Commission File Number)	(I.R.S. Employer Identification No.)

650 MADISON AVENUE NEW YORK, NEW YORK	10022
(Address of principal executive offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINICIPAL OFFICERS.

(b) On May 22, 2009, Judith A. McHale resigned from the Board of Directors of Polo Ralph Lauren Corporation (the “Company”) for reasons other than disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Ms. McHale advised the Company that her resignation was due to her acceptance of the position of Under Secretary for Public Diplomacy and Public Affairs for the Department of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLO RALPH LAUREN CORPORATION

Date:	May 27, 2009	By:	/s/ Tracey T. Travis
			Name:	Tracey T. Travis
			Title:	Senior Vice President and Chief Financial Officer